Stock Split	12 Months Ended
Sep. 30, 2011
Stock Split [Abstract]
Stock Split

2.	STOCK SPLIT
On July 25, 2011, the Board of Directors of RGC Resources, Inc. declared a two-for-one stock split effected in the form of a 100% share dividend upon the issued and outstanding common stock. The stock dividend was payable on September 1, 2011 to shareholders of record on August 15, 2011. As the par value of the common stock remained at $5 per share, the Company reclassified $11,560,575 from "Capital in excess of par value" to "Common Stock" associated with the issuance of 2,312,115 shares. Corresponding prior year amounts, including share and per share data, have been restated retrospectively to reflect the 100% stock dividend.